Filed pursuant to Rule 497(e)
Registration Nos. 333-133691; 811-21897

iM Dolan McEniry Corporate Bond Fund
the “Fund,”
a series of Manager Directed Portfolios

Supplement dated December 31, 2020 to the Fund’s Statutory Prospectus, dated April 30, 2020, as previously supplemented

Effective December 31, 2020, the first paragraph under “Purchasing and Redeeming Shares Through a Financial Intermediary” in the section entitled “Shareholder Information” on page 21 of the Statutory Prospectus is revised as follows:

Purchasing and Redeeming Shares Through a Financial Intermediary
You may purchase and redeem Institutional Shares and Advisor Shares of the Fund through certain financial intermediaries (and their agents) that have made arrangements with the Fund to sell its shares and receive purchase and redemption orders on behalf of the Fund. When you place your purchase or redemption order with such a financial intermediary, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next NAV calculated by the Fund. Financial intermediaries may be authorized by Quasar Distributors, LLC, the Fund’s distributor (the “Distributor”) to designate other financial intermediaries to accept orders on the Fund’s behalf. An order is deemed to be received when the Fund, a financial intermediary or, if applicable, a financial intermediary’s authorized designee accepts the order. The financial intermediary holds your shares in an omnibus account in the financial intermediary’s name, and the financial intermediary maintains your individual ownership records. Your financial intermediary may charge you a fee for handling your purchase and redemption orders. The financial intermediary is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s prospectus.

Institutional Shares of the Fund may also be available on certain brokerage platforms. An investor transacting in Institutional Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

Please retain this supplement for future reference.